Benchmark Electronics Second Quarter 2025 Financial Results July 30, 2025

Forward-Looking 2025 Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts and may include words such as “anticipate,” “believe,” “intend,” “plan,” “project,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” “could,” “predict,” and similar expressions of the negative or other variations thereof. In particular, statements, expressed or implied, concerning the Company’s outlook and guidance for third quarter and fiscal year 2025 results, future operating results or margins, the ability to generate sales and income or cash flow, expected revenue mix, the Company’s business strategy and strategic initiatives, the Company’s repurchases of shares of its common stock, the Company’s expectations regarding restructuring charges, stock-based compensation expense, amortization of intangibles, award of any tax incentives and capital expenditures, and the Company’s intentions concerning the payment of dividends, among others, are forward-looking statements. Although the Company believes these statements are based on and derived from reasonable assumptions, they involve risks, uncertainties and assumptions that are beyond the Company’s ability to control or predict, relating to operations, markets and the business environment generally, including those discussed under Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024, and in any of the Company’s subsequent reports filed with the Securities and Exchange Commission. Events relating to the possibility of customer demand fluctuations, supply chain constraints, continuing inflationary pressures, the effects of foreign currency fluctuations and high interest rates, geopolitical uncertainties including continuing hostilities and tensions, trade restrictions and sanctions, tariffs and retaliatory countermeasures, the ability to utilize the Company’s manufacturing facilities at sufficient levels to cover its fixed operating costs, or write-downs or write-offs of obsolete or unsold inventory, may have resulting impacts on the Company’s business, financial condition, results of operations, and the Company’s ability (or inability) to execute on its plans. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes, including the future results of the Company’s operations, may vary materially from those indicated. Undue reliance should not be placed on any forward-looking statements. Forward-looking statements are not guarantees of performance. All forward-looking statements included in this document are based upon information available to the Company as of the date of this document, and the Company assumes no obligation to update. Non-GAAP Financial Information Management discloses certain non‐GAAP information to provide investors with additional information to analyze the Company’s performance and underlying trends. These non-GAAP financial measures exclude restructuring charges, stock-based compensation expense, amortization of intangible assets acquired in business combinations, certain legal and other settlement losses (gains), customer insolvency losses (recoveries), asset impairments, other significant non-recurring costs and the related tax impacts, including discrete tax items and other non-GAAP tax adjustments, of all of the above. A detailed reconciliation between GAAP results and results excluding certain items (“non-GAAP”) is included in the following tables attached to this document. In situations where a non-GAAP reconciliation has not been provided, the Company was unable to provide such a reconciliation without unreasonable effort due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. Management uses non‐GAAP measures that exclude certain items in order to better assess operating performance and help investors compare results with our previous guidance. This document also references “free cash flow”, a non-GAAP measure, which the Company defines as cash flow from operations less additions to property, plant and equipment and purchased software. The Company’s non‐GAAP information is not necessarily comparable to the non‐GAAP information used by other companies. Non‐GAAP information should not be viewed as a substitute for, or superior to, net income or other data prepared in accordance with GAAP as a measure of the Company’s profitability or liquidity. Readers should consider the types of events and transactions for which adjustments have been made.

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Second Quarter Results GAAP AND NON-GAAP REVENUE $642M NON-GAAP GROSS MARGIN 10.2% NON-GAAP EPS $0.55 NON-GAAP OPERATING MARGIN 4.7% HIGHLIGHTS Seventh consecutive quarter of 10% or greater non-GAAP gross margin Sequential growth in three of five sectors, led by Medical  Semi-Cap and A&D revenue up double digits year-over-year Multi-year record bookings in the quarter, with strength in Medical and AC&C  * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Business Highlights Strategic focus continues to drive results Sector focus and mix continues to support >10% gross margin Led by year-on-year growth in Semi-Cap and A&D New business momentum Customers evaluating supply chains due to tariff implications which is creating opportunities Our value proposition is resonating, demonstrated by multi-year record bookings in the quarter   Financial discipline remains at the forefront Refinanced debt and repatriated over $150 million Free Cash Flow impacted by one-time events in Q2; expect to return to positive FCF for the remainder of the year   Global footprint is a differentiator We have ~50% of our manufacturing footprint in the Americas New world-class facility opened in Guadalajara

Financial Highlights (Non-GAAP) THREE MONTHS ENDED June 30 2024 THREE MONTHS ENDED March 31 2025 THREE MONTHS ENDED June 30 2025 ($ MILLIONS) Revenue $666 $632 $642 Gross Margin 10.2% 10.1% 10.2% Operating Margin 5.1% 4.6% 4.7% Effective Tax Rate 23.9% 25.0% 24.3% EPS $0.57 $0.52 $0.55 * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Second Quarter 2025 Sector Performance 17% 30% 20% 11% 22% $642 MILLION Semi-Cap  AC&C Industrial Sales $MM Q/Q $190 $126 $74 (2.4%) 3.6% 5.7% 0% Medical Aerospace & Defense $110 $142 3.6% Sector Mix

Trended Non-GAAP Results (Dollars in Millions, except EPS) * See APPENDIX 1 for a reconciliation of GAAP to non-GAAP Financial Results

Balance Sheet and Cash Flow Update Debt Structure (In Millions) Q2-25 Senior Secured Term Loan $150 Revolving Credit Facility Drawn Amount $60 Borrowing Capacity Available under Revolver $486 Leverage Ratio (2) 0.3x (In Millions) Q2-24 Q1-25 Q2-25 Cash Flows (used) from Operations $56 $32 $(3) Free Cash Flow (Used) (1) $47 $27 $(15) Share Repurchases $ - $8 $8 Cash $310 $355 $265 (1) Free Cash Flow (FCF) is defined as net cash provided by (used in) operations less capex (2) Leverage ratio is Net Debt / LTM Adjusted EBITDA, as defined in the credit facility, which is a non-GAAP measure Strong balance sheet and leverage ratio Continued to support the quarterly dividend which was $6.1 million in the quarter Continued share buy-back, with objective of offsetting annual dilution  Completed a debt refinance which extended the term to June 2030 Repatriated $151.6 million of which we used $95 million to pay down the revolver

Working Capital Trends Q2-24 Q3-24 Q4-24 Q1-25 Q2-25 Accounts Receivable Days 51 51 57 53 52 Contract Asset Days 25 26 23 25 25 Inventory Days 90 89 85 89 83 Accounts Payable Days (52) (54) (54) (61) (55) Advance Payments from Customers Days (24) (22) (22) (20) (20) Cash Conversion Cycle Days 90 90 89 86 85

Third Quarter 2025 Guidance Q3-25E Net Sales $635 to $685M Gross Margin – non-GAAP 10.2% to 10.4% Operating Margin – non-GAAP 5.0% to 5.2% Interest and Other Expenses, Net ~$5.5M Non-operating Expenses $6.1 to $6.3M Stock-Based Compensation Expense ~$5.3M Effective Tax Rate 23% to 25% Diluted EPS – GAAP $0.28 to $0.34 Diluted EPS – non-GAAP $0.56 to $0.62 Diluted Weighted-Average Shares ~36.3M

Sector Outlook Semi-Cap Industrial Expect to outperform the market rate of growth in 2025 China restrictions are a demand headwind for OEMs Off-setting headwinds by continuing to win and ramp new programs Expect double-digit Y/Y growth throughout 2025 New Space program ramping  High confidence in a significant Aerospace opportunity for the quarter Expect Q/Q and Y/Y growth through the rest of the year  Significant bookings quarter, including engineering product development wins Booked a short time-to-ramp lift and shift competitive take-away win in the quarter Sector is bottoming and showing signs of recovery by year-end Leveraging our water-cooled capability to participate in AI system builds Two new AI awards expected to start ramping in Q4:25 Expect sequential growth in 2H:25  Pipeline momentum continues and new wins will support further growth in 2026 Booked a significant competitive take-away this quarter in the instrumentation space Advanced Computing & Communications Medical Aerospace & Defense

Summary Executing across varied demand environments    Seven consecutive quarters of >10% non-GAAP gross margin Multi-year record bookings quarter validates our sector strategy and value proposition across both new and existing customers  2. Returning to growth Medical, Industrial and AC&C show signs of recovery AI-related wins expected to ramp in Q4 and into 2026 A&D remains strong while Semi-Cap will outgrow the market 3. Capital allocation discipline Supporting our regular quarterly dividend while continuing share repurchases Reduced inventory $106 million and revolving debt $105 million Y/Y  Anticipate positive Free Cash Flow in 2H 2025

Appendix

APPENDIX 1 – Reconciliation of GAAP to Non-GAAP (Dollars in thousands, except per share data – Unaudited)